UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 17, 2016

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Multi Packaging Solutions International Limited

(Exact name of registrant as specified in its charter)

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Bermuda	001-37598	98-1249740
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

(Address of Principal Executive Offices)

(441) 295-5950

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2016 Annual General Meeting of Members (the “Annual Meeting”) of Multi Packaging Solutions International Limited (the “Company”) was held on November 17, 2016.  At the Annual Meeting, the Company submitted the following matters to a vote of security holders:

•	Proposal No. 1 — Election of two Class I directors to serve until the 2019 Annual General Meeting;
•	Proposal No. 2 — Non-binding advisory vote to approve the compensation paid to our named executive officers;
•	Proposal No. 3 — Non-binding advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers;
•

Proposal No. 4 —Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and auditor for fiscal 2017 and delegation of authority to the board of directors, acting through the Audit Committee, to fix the terms and remuneration thereof; and

•	Proposal No. 5 — Approval of 2016 Incentive Award Plan.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

Proposal No. 1 — Election of two Class I directors to serve until the 2019 Annual General Meeting

The Company’s members elected the persons named below, the Company’s nominees, as Class I directors of the Company to serve until the 2019 Annual General Meeting with the following vote:

	For	Withheld	Broker Non-Vote
Gary McGann	67,300,580	6,838,018	743,566
Thomas S. Souleles	65,020,074	9,118,524	743,566

Proposal No. 2 — Non-binding advisory vote to approve the compensation paid to our named executive officers

The Company’s members cast their advisory vote to approve the compensation awarded to the named executive officers for the fiscal year ended June 30, 2016 as set forth in the Company’s proxy statement with the following vote:

For	Against	Abstain	Broker Non-Vote
73,868,035	241,999	28,564	743,566

Proposal No. 3 — Non-binding advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers

The Company’s members cast their advisory vote to hold future advisory votes on the compensation paid to our named executive officers on an annual basis with the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
71,012,782	2,560,404	548,437	16,975	743,566

Proposal No. 4 — Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and auditor for the fiscal year ending June 30, 2017 and delegation of authority to the board of directors, acting through the Audit Committee, to fix the terms and remuneration thereof

The Company’s members elected to appoint Ernst & Young LLP as the Company’s independent registered public accounting firm and auditor for the fiscal year ending June 30, 2017 and to delegate authority to the board of directors, acting through the Audit Committee, to fix the terms and remuneration thereof with the following vote:

For	Against	Abstain
74,372,723	462,001	47,440

Proposal No. 5 — Approval of 2016 Incentive Award Plan

The Company’s members elected to approve the 2016 Incentive Award Plan with the following vote:

For	Against	Abstain	Broker Non-Vote
67,854,967	6,211,536	72,095	743,566

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI PACKAGING SOLUTIONS INTERNATIONAL LIMITED

Date: November 21, 2016	By:	/s/ William H. Hogan
William H. Hogan
Executive Vice President and Chief Financial Officer